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                                                                   Exhibit 10.17

                                      LEASE

THIS INSTRUMENT OF LEASE made and entered into in Summit County, Ohio, this __ day of August, 2006, by and between Northern Ohio Property Management, LLC, and Ohio limited liability company, hereinafter referred to as "Lessor," and Ecology Coatings, Incorporated, a California corporation, hereinafter referred to as "Lessee."

                                   WITNESSETH:

     In consideration of the rents hereinafter reserved, and further in consideration of the mutual covenants, conditions, agreements and stipulations of Lessor and Lessee hereinafter expressed, the parties hereby agree as follows:

PREMISES

1. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor those certain premises known as 1238 Brittain Road, Summit County, Akron, Ohio, hereinafter referred to as "LEASED PREMISES".

TERM

2. The term of this Lease and Lessee's obligation to pay rent hereunder shall be for a term of 1 year(s) and shall commence on the 1st day of September, 2006, and extend through the 31st day of august, 2007, unless sooner terminated as hereinafter provided.

GUARANTEED RENTAL

3. During, and in year(s) 1 through 1, of the lease term, Lessee agrees to pay to Lessor guaranteed rent in the amount of One Thousand Eight Hundred Dollars ($1,800.00) per month, and further during year(s) ___ through ___, ________________________ ($________) per month, and further during year(s) ___
through ___, ________________________ ($________) per month. Each rental payment shall be made in advance on the first day of every calendar month during the term of this Lease and continue until the expiration thereof.

USE OF LEASED PREMISES

4. Leased Premises shall be used and occupied by Lessee for manufacture/storage/development/testing of production coatings only, and not for any other purpose.

UTILITIES

5. Lessee agrees that the utilities and other common service lines, ducts and other conduits may pass through its Leased Premises to service other premises and building areas, and further that Lessor, or its agents, shall be permitted access to the Leased Premises for the purpose of installation repair, and maintenance thereof.

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6. Lessee shall pay for the following utilities: electricity, natural gas or other hearing fuels used in or at the Leased Premises for such purpose and for cleaning, garbage and trash service.

7. Lessor shall provide and pay for the following utilities: water and sewage service charges (not to exceed 20% above historical levels).

8. Lessor shall not be liable for any interruption whatsoever in utility services.

USE AND CARE OF LEASED PREMISES

9. Lessee shall use and occupy the Leased Premises for the above stated purpose in a careful and proper manner and not commit any waster or nuisance thereon. Lessee agrees that it will use the Leased Premises in such a manner as not to interfere with or infringe upon the rights of the adjacent tenants.

10. No auction, fire, or bankruptcy sales may be conducted in the Leased Premises without the previous written consent of Lessor.

11. Lessee shall not use or occupy the Leased Premises in violation of any law, ordinance, regulation or other governmental directives having jurisdiction thereof, and shall, upon five (5) days written notice from Lessor, discontinue any use of the Leased Premises which is declared by any governmental authority having jurisdiction to be in violation of any law, ordinance, zoning, regulation, or directive.

INSPECTION

12. Lessee agrees that it will permit the Lessor to enter upon the Leased Premises at all reasonable times to examine the condition of the same.

13. Lessee further agrees that it will permit the Lessor to show the Leased Premises to prospective lessees and display customary rental or for lease signs during the last ninety (90) days of this Lease.

REPAIRS AND MAINTENANCE

14. Lessor shall be responsible for the maintenance, repair and replacement, if necessary, of the roof, exterior walls, foundation, and all structural systems on the Leased Premises. Further, all fixtures, appliances and systems serving the Premises shall be in a good and working order at the commencement of this Lease. As to any other maintenance, repairs or replacements other than those mentioned in the preceding sentence which are necessary during the term of this Lease, the parties agree that Lessee shall be responsible for same. Lessor shall not be required to make any repairs where the same were made necessary by any act or omission or negligence of the Lessee, any subtenant(s) of the Lessee, or their respective employees, agents, invitees, licensees, visitors or contractors

15. Lessee shall at all times keep the Leased Premises and all exterior entrances, doors, glass, floor surfaces, fixtures, equipment, wiring, plumbing, heating, air conditioning and exterior areas

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thereof in good order, condition, and repair, and in a reasonably satisfactory condition of cleanliness and free from trash, litter, or obstructions.

16. Lessee shall keep sidewalks continuous to Premises in a safe condition regarding snow and ice at Lessee's own expense.

17. If the Lessor, in the exercise of its sole and reasonable discretion, determines that emergency repairs are made necessary by any act or omission or negligence of the Lessee, its employees, subtenants, assignees, contractors, invitees, licensees, or visitors, Lessor may make such repairs without liability to Lessor for any laws or damage that may occur to Lessee's merchandise, fixtures, or other property by reason thereof, and upon completion thereof, Lessee shall pay Lessor's costs for making such repairs.

INSURANCE

18. Lessee shall obtain and provide at least forty-eight (48) hours before the commencement of any lease term, and keep in force at all times thereafter the following insurance coverages with respect to the Leased Premises: General Liability Insurance, Fire Insurance and insurance on the contents of the building and shall name Lessor as an additional insured thereunder. The amount of the general liability insurance shall be a minimum of One Million Dollars ($1,000,000) per occurrence and Two Million dollars ($2,000,000) in the aggregate.

MODIFICATIONS AND ALTERATIONS

19. Lessee covenants and agrees not to make or permit to be made any alterations, improvements, additions, or attach or affix, or build to the Leased Premises or any party thereof or paint or hang wallpaper except by and with the prior written consent of Lessor.

20. Lessee further covenants that Lessee will make no contract which may create or be the foundation for any lien upon the Leased Premises and no contractor shall have any lien rights upon Lessor's interests. If any mechanic's lien shall exist against Lessor's or Lessee's interests in Premises, by reason of Lessee's action(s), Lessee shall discharge such lien, at Lessee's expense, by bond or otherwise within twenty (20) days after filing of such lien.

POSSESSION

21. If Lessor shall be unable to deliver possession of Leased Premises on the date the commencement of the term hereby created because of the holding over of any tenant, or tenants, or for any other cause beyond Lessor's reasonable control, then the rent shall not commence until the date possession of said Premises is available to Lessee, and Lessee agrees to accept such allowance and abatement of rent as liquidated damages, in full satisfaction thereof, and to the exclusion of all claims and rights which Lessee might otherwise have, and no failure so to deliver possession on said date shall in any event extend, or be deemed to extend, the term of this Lease.

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ASSIGNMENT OR SUBLETTING

22. Lessee shall make no assignment or subletting of the Leased Premises without the prior written consent of the Lessor. Consent shall not release Lessee from liability hereunder for payment of rental or performance or observance of any of the terms and conditions of the Lease.

SECURITY DEPOSIT

23. In addition to all rentals and lease payments hereunder, Lessee hereby agrees and stipulates to place on deposit with the Lessor at the time of the signing of this Lease, a security deposit in an amount of One Thousand Eight Hundred ($1,800.00). This security deposit shall be held by the Lessor as and for security for the complete performance of the Lessee of all provisions required of the Lessee under this Lease agreement. The security deposit shall be returned to the Lessee, without interest, upon the termination of this Lease agreement and vacating of the Premises by the Lessee, provided that the Lessee shall have performed fully and faithfully all obligations required of Lessee during the term of this Lease and shall vacate the Premises according to the terms of this Lease, leaving the Premises in as good a condition as when received less normal wear and tear.

24. If Lessee defaults with respect to any provision of the Lease, Lessor may use, apply or retain all or any part of the security deposit for payment of any rent or other sum in default, or the payment of any other amount which Lessor may spend or become obligated to spend by reason of Lessee's default or to compensate Lessor for any other loss or damage caused by Lessee's default. If any portion of said deposit is so used during the term of this Lease, Lessee shall, within five (5) days after written demand therefore, deposit cash with Lessor in an amount sufficient to restore the security deposit to its original amount.

TENANT'S PROPERTY

25. Lessor shall not be liable for any damage by theft or otherwise to property of the Lessee or of others located on the Leased Premises. Lessor shall not be liable for any injury or damage to persons or property resulting from fire, explosion, flooding, falling plaster, steam, gas, electricity, water, rain, snow, or leaks from any part of the Premises, or from the pipes, appliances, or plumbing works, or from the roof, street or subsurface or from any other place by dampness or by any other cause of whatsoever nature, the parties agreeing that said damages are generally covered under a policy of renter's insurance such as that will be obtained by Lessee herein. Lessor shall not be liable for any such damage caused by other tenants or persons in the Premises.

26. Lessee shall give immediate notice to Lessor in case of fire or accidents in the Premises or of any defects in the building of which the Leased Premises are a part, or of any defects of any fixtures or equipment.

DESTRUCTION BY FIRE OR CASUALTY

27. In the event the Leased Premises shall be damaged or destroyed by fire or other casualty during the term of the Lease, Lessor shall restore or repair said Premises as soon as practicable. During the period in which the Leased Premises are rendered unusable in whole or in part the

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rental otherwise payable hereunder shall abate in whole or in part proportionately with the space which was rendered unusable by such destruction or casualty, unless the cause of such destruction was the fault of Lessee, its agents, employees, licensees or invitees in which case there shall be such abatement in rent. In any event, this Lease shall remain in full force and effect.

FIXTURES

28. The parties hereto mutually agree that all fixtures installed in the Leased Premises by the Lessee shall become property of the Lessor at the expiration or termination of this Lease or any renewal or extension thereof unless fixtures can be removed without injury to or undue defacement of Leased Premises, removal of which is only permitted provided that all rents and charges herein are paid in full.

SURRENDER OF PREMISES & HOLDING OVER

29. At the expiration of any tenancy created herein, Lessee shall surrender the Leased Premises in as good a condition as at time of initial possession excepting normal wear and tear. Lessor shall have the right, at Lessor's discretion, upon expiration of this Lease and upon vacating by Lessee, to require Lessee to restore the Leased Premises to their original condition at the time of Lessee's possession, normal wear and tear excepted. Lessee shall surrender all keys for the Leased Premises to the Lessor and shall inform Lessor of all combinations on locks, safes, and vaults, if any, in the Leased Premises. Lessee's obligations to observe or perform this covenant shall survive the expiration or other termination of the term of this Lease. If Lessee shall default in so surrendering the Premises, Lessee's occupancy subsequent to such expiration, whether or not with the consent or acquiescence of the Lessor, shall be considered to be that of a tenancy at will and in no event from month to month of from year to year, and it shall be subject to al the terms and conditions of this Lease applicable thereto, except that the minimum rent shall be twice the amount payable in the last year of the term, prorated on a per diem basis, and no extension or renewal of this Lease shall be deemed to have been occurred by such holding over. Either party may terminated an at-will tenancy with 30 days notice.

RE-ENTRY

30. It is further mutually agreed that if the rent stipulated herein shall at any time be in arrears and unpaid for a period of fifteen (15) days, the Lessor may enter into possession of the premises without preliminary notice and additionally sue for and recover all the rent due during the balance of this Lease at the rates aforesaid.

31. If Lessee shall fail to keep and perform any of the covenants, agreement, or conditions of this Lease, or if Lessee commits waste or damages to the Premises or abandons or vacates Premises during the term hereof, or shall make assignment in creditors, sell Lessee's interest, voluntarily or involuntarily, or upon commission of an act of bankruptcy, or commencement of proceedings under bankruptcy statutes, or devolve into receivership or trusteeship. Lessor may at any time thereafter while such conditions exist, give fifteen (15) days written notice to Lessee by registered or certified mail, of its intention to cancel and terminate this Lease and in such default or conditions and not corrected or remedied within that period, then Lessor may lawfully re-enter

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Leased Premises or any part thereof and repossess the same and expel the Lessee and those claiming under or through Lessee and remove Lessee's property forcibly, if necessary, without being deemed guilty in any manner of trespass and without prejudice to any remedies which might otherwise be used for arrears of rents or of breach of covenants and upon entry as aforesaid this Lease shall terminate, and the Lessee covenants that it will indemnify the Lessor against all unavoidable loss of rent and other charges hereunder which the Lessor may incur by reason of such termination during the residue of the term of this Lease.

NOTICES

32. Any notice required or permitted to be given hereunder by either party to this Lease may be given by personal delivery or by regular mail service unless specific provision for certified mail service is otherwise made herein. Lessor's address for service of notice shall be: 1238 Brittain Road, Akron, Ohio 44310, unless and until Lessor notifies Lessee of an address change in writing. Lessee's address for service of notice shall be the physical location of the Leased Premises.

LATE CHARGES

33. Monthly rental payments shall be due in advance on the first day of each month during said term. In the event that Lessee does not pay the guaranteed minimum monthly rental by the fifth (5th) day of any month, a late charge of Five Dollars ($5.00) per day, computed and including the second (2nd) day of each month shall be assessed against Lessee and payable on demand or on the first (1st) day of the succeeding month, whichever event occurs first. The maximum late charge per month shall be One Hundred Dollars ($100.00).

MISCELLANEOUS

34. No waiver by Lessor of any provision of this Lease shall be deemed to be a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision.

35. This Lease constitutes the entire agreement between the parties hereto with respect to the Leased Premises identified herein, and no prior agreement or understanding with regard to any such matter shall be effective for any purpose. Further, Lessee agrees that it has not relied on any representations or promises by Lessor in entering into this Lease that have not been specified herein. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

36. Lessee confirms that prior to the commencement of this Lease, it has examined the Premises and has confirmed to Lessee's own satisfaction that the Premises are in excellent condition.

37. Lessee agrees that it will be responsible for any damage caused by escape or overflow of water which occurs through the acts or negligence of Lessee, their guests, agents, employees, licensees or invitees.

38. No additional locks shall be placed upon any doors of the Premises unless a key is given to Lessor for use in emergencies. If extra keys for any door are desired, they shall be obtained

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and paid for by the Lessee. Upon termination of this Lease, the Lessee shall surrender all keys to the Premises to the Lessor.

RULES AND REGULATIONS

39. Lessee and Lessee's agents, employees, licensees and invitees shall faithfully observe and strictly comply with the Rules and Regulations appearing at the end of this Lease and made a part hereof, and with such further reasonable Rules and Regulations as Lessor may, after notice to Lessee, from time to time adopt. Nothing in this Lease contained shall be construed to impose upon Lessor any duty or obligation to enforce the Rules and Regulations in any other lease as against any other lessee, and Lessor shall not be liable to Lessor for violation of the same by any other lessee or the agents, employees, licensees or invitees of such other lessee.

ADDITIONAL TERMS

40. Check here if Addendum attached hereto and notate number.

[ ] None

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                              RULES AND REGULATIONS
                     NORTHERN OHIO PROPERTY MANAGEMENT, LLC

1. WINDOWS AND PROJECTIONS: Neither windows or doors may be replaced or altered without written consent. Nothing shall be affixed to or projected beyond the outside of the Building by Lessee without the prior written consent of Lessor. If Lessee desires and Lessor permits, blinds, shades, or other form of outside or inside window covering, they shall be furnished and installed at the expense of Lessee and must be of such shape, color, material and make as are approved by Lessor.

2. ADVERTISING AND SIGNS: It is understood by Lessee that in order to preserve the aesthetic appeal of the premises, Lessee shall not post any signs in the windows of the premises or outside of the premises which in any way are visible to the public unless approved by prior written consent of Lessor.

3. BICYCLES AND ANIMALS: Unless expressly permitted by Lessor, no bicycle or other vehicle and no animal shall be brought or permitted to be in the Building or any part thereof.

4. PARKING: Parking of vehicles and/or exterior equipment shall only be permitted in designated spaces only along the exterior walls of Leased Premises. Lessee shall not permit its agents, employees, licensees, invitees or contractors to park anywhere else on the property without written permission from Lessor.

5. CLOSING AND LOCKING DOORS/WINDOWS: Unless expressly permitted by Lessor, all doors to said premises are to be kept closed at all times except when in actual use for entrance to or exit from said premises. Lessee shall be responsible for locking of doors and closing of transoms and windows in and to said premises. Lessee shall be responsible for any damage or loss resulting from violation of this rule.

6. MACHINERY: Unless Lessor gives prior written consent in every instance, Lessee shall not install or operate any steam or internal combustion engine, boiler, machinery, refrigerating or heating device or air-conditioning apparatus in or about said premises, or carry on any mechanical business therein. All equipment of any electrical or mechanical nature shall be placed in settings which absorb and prevent vibration, noise, or annoyance or the spillage or leakage of fluids, oils or grease on the floors of Premises.

7. YARD MAINTENANCE: Lessee agrees to keep the exterior of Leased Premises clean and clear including but not limited to sideways, driveways, docks, and other adjacent areas. Under no circumstances is rubbish waiting to be removed to be allowed to become unsightly and odorous and in no circumstance should any organic or volatile materials be stored or spilled on the grounds. Spillage of any volatile organic substances must be remediated immediately.

8. FLAMMABLE MATERIALS: No article hazardous on account of fire, and no explosive shall be brought into said premises or stored on the grounds.

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9. NOISES AND OTHER NUISANCES: Lessee shall not make or permit any noise or odor that is objectionable to Lessor or to other occupants of the property to emanate from Leased Premises, and shall not create or maintain a nuisance therein, and shall not disturb, solicit or canvass any occupant of the property, and shall not do any act tending to injure the reputation of the premises. Lessee shall not install or operate any radio, television, musical instrument or similar device in the Building without prior approval of Lessor. The use thereof, if permitted, shall be subject to control by Lessor to the end that others shall not be disturbed or annoyed.

10. ANTENNAE, WIRES, ETC.: No electrical wires, telegraphs, telegraph call boxes, antennae, satellite dishes, aerial wires or other electrical equipment or apparatus shall be installed inside or outside of Building without approval of Lessor.

11. LODGING, ETC.: The Leased Premises shall not be used for lodging or sleeping purposes, and no cooking of food shall be done therein.

12. ADDITIONAL RULES: Lessor reserves the right to make such other and further Rules and Regulations as in Lessor's judgment may from time to time be needful or desirable for the safety, care, cleanliness and efficient operation of the Building and property and for the preservation of good order therein.

13. UNIFORMITY OF APPEARANCE: Lessee acknowledges that it is of utmost importance to Lessor that the appearance of the various suites occupied by lessees of the Building and property be uniform and compatible as to colors, materials, window treatments, wall and floor coverings, furniture and furnishings and consistent with the architecture and appearance of the Building. Accordingly, Lessor reserves the right to approve or disapprove all of the foregoing before the same are installed or constructed by Lessee or brought upon the Premises by Lessee. It shall be the obligation of Lessee before installing or construction of any of the foregoing or bringing any of the foregoing upon the Premises to submit detailed plans, specifications and colors to Lessor, in writing, for the approval or disapproval of Lessor. In the event of disapproval, Lessor shall specifically state, as to each item disapproved, an alternate thereto which is satisfactory to Lessor and accordingly, when submitted, will be approved by Lessor. If so requested by Lessee, Lessor will consult with Lessee and develop plans, specifications and colors which, when re-submitted to Lessor, will be approved by Lessor. In exercising the rights herein, Lessor agrees that it will not unreasonably withhold or delay its approvals. If Lessor does not disapprove Lessee's plans, specifications and colors within 21 days following submission thereof by Lessee, such plans, specifications and colors shall be deemed to have been approved by Lessor.

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IN WITNESS WHEREOF, the parties hereto have signed and sealed this Lease as of this 23rd day of August, 2006.

By LESSEE:


/s/ Sally J.W. Ramsey
-------------------------------------
                          (signature)
Sally J.W. Ramsey
               (print name and title)


By LESSEE:


/s/ Nick [illegible], Partner
-------------------------------------
                          (signature)

Nick [illegible], Partner
               (print name and title)


WITNESS:


-------------------------------------

-------------------------------------
                       (As to Lessee)

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AS TO LESSEE:

STATE/COMMONWEALTH OF _______________

SS: _________________________________

COUNTY of ___________________________

BEFORE ME, a Notary Public in and for said county and state, personally appeared the above-named(s) ___________________ ____________________________________ who
acknowledged that they did sign the foregoing instrument, that the same is their free act and deed, and that the statements contained therein are true, and that they have personal knowledge of the same.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at ________________ County, ____________ this _____ day of _____________, 200__.


-------------------------------------
                        Notary Public


By Northern Ohio Property Management, LLC:


-------------------------------------
                          (signature)

-------------------------------------
               (print name and title)


By Northern Ohio Property Management, LLC:


-------------------------------------
                          (signature)

-------------------------------------
               (print name and title)

WITNESS:


-------------------------------------

-------------------------------------
                       (As to Lessor)


AS TO LESSOR:

STATE OF OHIO

                SS:

SUMMIT COUNTY

BEFORE ME, a Notary Public in and for said county and state, personally appeared the above-named(s) ___________________ ____________________________________ who
acknowledged that they did sign the foregoing instrument, that the same is their free act and deed, and that the statements contained therein are true, and that they have personal knowledge of the same.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Summit County, Ohio this _____ day of _____________, 200__.


-------------------------------------
                        Notary Public